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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 3, 2004







                              WESTBANK CORPORATION
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    Massachusetts                   0-12784                      04-2830731
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State of Incorporation       Commission File Number       IRS Employer ID Number





             225 Park Avenue, West Springfield, Massachusetts 01089
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                     Address of Principal Executive Offices





                                 (413) 747-1400
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                          Registrant's Telephone Number




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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          The press release and attached financials dated February 3, 2004 included herein as Exhibit 99.1.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Westbank Corporation


                                                  By /s/ John M. Lilly
                                                     ---------------------------
                                                     John M. Lilly
                                                     Treasurer and
                                                     Chief Financial Officer



Date:  February 3, 2004